POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Patricia W. Wilson, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ PARTRICIA W. WILSON
----------------------------
Patricia W. Wilson
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ KEVIN R. SLAWIN
----------------------------
Kevin R. Slawin
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Sally A. Slacke, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ SALLY A. SLACKE
----------------------------
Sally A. Slacke
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Leonard G. Sherman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ LEONARD G. SHERMAN
----------------------------
Leonard G. Sherman
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that John R. Raben, Jr., whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ JOHN R. RABEN, JR.
----------------------------
John R. Raben, Jr.
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Kenneth R. O'Brien, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ KENNETH R. O'BRIEN
----------------------------
Kenneth R. O'Brien
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Cleveland Johnson, Jr., whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ CLEVELAND JOHNSON, JR.
----------------------------
Cleveland Johnson, Jr.
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Vincent A. Fusco, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ VINCENT A. FUSCO
----------------------------
Vincent A. Fusco
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ MARLA G. FRIEDMAN
----------------------------
Marla G. Friedman
Director

                                POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                AND THE FORM 10-K




Know all men by these presents that Marcia D. Alazraki, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





March 24, 2000


/s/ MARCIA D. ALAZRAKI
----------------------------
Marcia D. Alazraki
Director